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                                                                  EXHIBIT 10.7.1


                            AMERICAN CARD TECHNOLOGY, INC.
                                SUBSCRIPTION AGREEMENT


     The undersigned hereby subscribes for the purchase of ____________ shares of American Card Technology, Inc. a Delaware Corporation (the Company) at $17.00 per share in the aggregate amount of $_________________.

     The undersigned herewith submits the undersigned's check payable to American Card Technology, Incorporated in full payment for such shares. INCLUDE CHECK PAYABLE TO AMERICAN CARD TECHNOLOGY, INC.

Please print names in which shares are to be registered ________________________
                                                        ________________________

Investors Residence Address and Social Security or ________________________ Tax Identification Number(s). (Must be completed for ________________________ registration purposes; no post office boxes please). ________________________

                                                        City____________________
                                                        State & Zip_____________
                                                        Tax ID or SS No.________
                                                        Tax ID or SS No_________

Mailing Address to which notices and checks             ________________________
Should be sent (if different from the Residence         ________________________
Address)                                                ________________________
                                                        City____________________
                                                        State & Zip_____________

                          TELEPHONE                     Home:___________________
                                                        Business:_______________

Manner in which title is held (check one):
     1. ________ Community Property
     2. ________ Joint Tenants With Right of Survivorship
     3. ________ Separate Property
     4. ________ Individual Ownership
     5. ________ Partnership
     6. ________ Tenants in Common
     7. ________ Corporation
     8. ________ Other (Specify)   :    ________________________________________

                                        ________________________________________



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Signature                                    Date